UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2023

Kenvue Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41697	88-1032011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Grandview Road
Skillman, New Jersey	08558
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (908)-874-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KVUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01    Change in Control of the Registrant
On August 23, 2023, Johnson & Johnson announced the final results of its previously announced split-off exchange offer (the “Exchange Offer”) of up to an aggregate of 1,533,830,450 shares of common stock of Kenvue Inc. (“Kenvue”) held by Johnson & Johnson in exchange for shares of Johnson & Johnson common stock. The Exchange Offer is described in a registration statement on Form S-4 (File No. 333-273382) originally filed by Kenvue with the Securities and Exchange Commission (the “SEC”) on July 24, 2023, including in a final prospectus filed by Kenvue with the SEC on August 14, 2023. According to Johnson & Johnson’s announcement, Johnson & Johnson accepted an aggregate of 190,955,436 shares of its common stock from its stockholders in the Exchange Offer, in exchange for 1,533,830,450 shares of Kenvue common stock, representing approximately 80.1% of Kenvue’s outstanding common stock as of August 23, 2023. As a result, Johnson & Johnson holds a remaining interest of 182,329,550 shares of Kenvue common stock, or 9.5% of the outstanding common stock of Kenvue.
Item 7.01    Regulation FD Disclosure
On August 23, 2023, Kenvue issued the attached press release (Exhibit 99.1) announcing the completion of the Exchange Offer. The information contained under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated August 23, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENVUE INC.
Date: August 23, 2023	By:	/s/ Edward J. Reed
Name: Edward J. Reed
Title: Corporate Secretary